                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: November 8, 1999
                    Capita Equipment Receivables Trust 1997-1

 A New York                      Commission File               I.R.S. Employer
 Corporation                      No. 333-34793                No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973)606-3500

Item. 5  Other
Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date: November 8, 1999     Payment Date: November 15, 1999
Collection Period:  October 31, 1999


 I.    Information Regarding the Contracts
     1.  Contract Pool Principal Balance
         a. Beginning of Collection Period                        $ 472,767,467
         b. End of Collection Period                              $ 449,462,943
         c. Reduction for Collection Period                       $  23,304,524
     2.  Delinquent Scheduled Payments
         a. Beginning of Collection Period                        $  11,088,513
         b. End of Collection Period                              $  12,280,379
     3.  Liquidated Contracts
         a. Number of Liquidated Contracts                                  476
            with respect to Collection Period
         b. Required Payoff Amounts of Liquidated Contracts       $   2,228,524
         c. Total Reserve for Liquidation Expenses                $           -
         d. Total Liquidation Proceeds Received                   $   1,046,765
         e. Liquidation Proceeds Allocated to Owner Trust         $   1,031,513
         f. Liquidation Proceeds Allocated to Depositor           $      15,252
         g. Current Realized Losses                               $   1,197,011
     4.  Prepaid Contacts
         a. Number of Prepaid Contracts with respect                        137
            to Collection Period
         b. Required Payoff Amounts of Prepaid Contracts          $     908,454
     5.  Purchased Contracts (by TCC)
         a. Number of Contracts Purchased by TCC with                         0
            respect to Collection Period
         b. Required Payoff Amounts of Purchased Contracts        $           -


     6.  Delinquency Status of Contracts (End of Collection Period)


                   --------------------------------------------------------------------------------------------
                                                                                % of Aggregate
                       Number of            % of         Aggregate Required    Required Payoff
                       Contracts          Contracts        Payoff Amounts          Amounts
                   --------------------------------------------------------------------------------------------
 a.  Current            44,739             88.14%           $ 412,646,283          89.37%
 b.  31-60 days          2,805              5.53%           $ 24,192,236            5.24%
 c.  61-90 days          1,365              2.69%           $ 12,797,406            2.77%
 d.  91-120 days          755               1.49%            $ 5,394,527            1.17%
 e.  120+ days           1,096              2.16%            $ 6,712,871            1.45%
 f.  Total              50,760             100.00%          $ 461,743,322          100.00%

     7.  Historical Delinquency Experience with Respect to Contracts


 ---------------------------------------------------------------------------------------------------------------------------

                            % of                        % of                        % of                   % of
                          Aggregate                   Aggregate                  Aggregate               Aggregate
                       Required Payoff             Required Payoff            Required Payoff         Required Payoff
                           Amounts                     Amounts                    Amounts                 Amounts
 Collection
    Periods          31-60 Days Past Due         61-90 Days Past Due        91-120 Days Past Due    120+ Days Past Due
 ---------------------------------------------------------------------------------------------------------------------------
     10/31/99               5.24%                       2.77%                      1.17%                   1.45%
     09/30/99               5.19%                       2.14%                      1.13%                   1.38%
     08/31/99               4.43%                       2.01%                      1.19%                   1.22%
     07/31/99               4.53%                       2.14%                      1.21%                   1.27%
     06/30/99               5.01%                       2.02%                      1.19%                   1.31%
     05/31/99               5.77%                       2.37%                      1.10%                   1.38%
     04/30/99               5.01%                       2.11%                      0.86%                   1.09%
     03/31/99               5.41%                       2.06%                      0.92%                   1.15%
     02/28/99               5.60%                       2.08%                      1.15%                   1.24%
     01/31/99               5.46%                       2.19%                      0.94%                   1.11%
     12/31/98               5.26%                       1.86%                      0.90%                   0.93%
     11/30/98               5.07%                       1.66%                      0.78%                   0.88%
     10/31/98               3.93%                       1.32%                      0.66%                   0.98%
     09/30/98               3.98%                       1.18%                      0.62%                   0.94%
     08/31/98               3.34%                       1.23%                      0.53%                   0.60%
     07/31/98               3.28%                       1.12%                      0.52%                   0.85%
     06/30/98               2.76%                       1.14%                      0.58%                   0.81%
     05/31/98               3.63%                       1.12%                      0.61%                   0.75%
     04/30/98               3.46%                       1.03%                      0.63%                   0.69%
     03/31/98               3.30%                       1.26%                      0.51%                   0.63%
     2/28/98                6.09%                       1.42%                      0.59%                   0.52%
     1/31/98                3.34%                       0.96%                      0.41%                   0.26%
     12/31//97              3.17%                       0.86%                      0.36%                   0.01%
     11/30/97               2.89%                       0.49%                      0.00%                   0.00%

     8.  Historical Loss Experience With Respect to Contracts


                                     ---------------------------------------------------------------------------------------
                                             Collection     3 Collection       6 Collection Periods   Cumulative Since
                                               Period      Periods Ending             Ending            Cut-off Date
                                             October-99      October-99             October-99
                                     ---------------------------------------------------------------------------------------
 a. Number of Liquidated Contracts               476            1,106                 2,192                 6,009
 b. Number of Liquidated                       0.629%          1.462%                 2.898%               7.943%
    Contracts as a Percentage
    of Initial Contracts
 c. Required Payoff Amounts of                2,228,524       6,872,511             14,855,694           54,086,012
    Liquidated Contracts
 d. Liquidation Proceeds Allocated            1,031,513       1,436,771             1,965,961             7,678,867
    to Owner Trust
 e. Aggregate Current Realized                1,197,011       5,435,740             12,889,733           46,407,145
    Losses
 f. Aggregate Current Realized                 0.104%          0.474%                 1.124%               4.046%
    Losses as a Percentage of
    Cut-off Date Contract Pool
    Principal Balance


 II. Information Regarding the Securities

     1.  Summary of Balance Information

     ------------------------------------------------------------------------------------------------------------------

                                                                  Principal Balance as of     Class Factor as of
                Class                             Coupon             November 15, 1999        November 15, 1999
                                                   Rate                Payment Date              Payment Date

     ------------------------------------------------------------------------------------------------------------------
 a.  Class A-1 Notes                             5.790000%                  $0                     0.00000
 b.  Class A-2 Notes                             6.030000%                  $0                     0.00000
 c.  Class A-3 Notes                             6.120000%              $61,235,929                0.40023
 d.  Class A-4 Notes                             6.190000%             $261,210,000                1.00000
 e.  Class A-5 Notes                             5.531250%              $36,067,393                0.34350
 f.  Class B Notes                               6.450000%              $68,820,000                1.00000
 g.  Class C Notes (Quarterly Paying)            6.480000%              $34,410,000                1.00000
 h.  Total                                         N.A.                $461,743,322                0.40259




    ------------------------------------------------------------------------------------------

                                       Principal Balance as of   Class Factor as of
               Class                      October 15, 1999        October 15, 1999
                                            Payment Date            Payment Date

    ------------------------------------------------------------------------------------------
a.  Class A-1 Notes                              $0                    0.00000
b.  Class A-2 Notes                              $0                    0.00000
c.  Class A-3 Notes                          $81,123,993               0.53022
d.  Class A-4 Notes                         $261,210,000               1.00000
e.  Class A-5 Notes                          $38,291,985               0.36469
f.  Class B Notes                            $68,820,000               1.00000
g.  Class C Notes (Quarterly Paying)         $34,410,000               1.00000
h.  Total                                   $483,855,978               0.42187



NOTE: AGGREGATE REQUIRED PAYOFF AMOUNT OF ALL CONTRACTS AT THE END OF THE COLLECTION PERIOD IS $461,743,322 and the CCA Balance is $50,484,729.



     2.  Monthly Principal Amount
         a. Principal Balance of Notes                                                         $   483,855,978
            (End of Prior Collection Period)
         b. Contract Pool Principal Balance (End of Collection Period)                         $   449,462,943
         c. Monthly Principal Amount                                                           $    34,393,035
     3.  Gross Collections
         a. Scheduled Payments Received                                                        $    22,716,875
         b. Liquidation Proceeds Allocated to Owner Trust                                      $     1,031,513
         c. Required Payoff Amounts of Prepaid Contracts                                       $       908,454
         d. Required Payoff Amounts of Purchased Contracts                                     $             -
         e. Proceeds of Clean-up Call                                                          $             -
         f. Investment Earnings on Collection, Note Distribution and Class C Funding Accounts  $        70,551
         g. Extension Fees Allocated to Owner Trust                                            $             -
         h. Total Gross Collections (sum of (a) through (g))                                   $    24,727,393
     4.  Determination of Available Funds
         a. Total Gross Collections                                                            $    24,727,393
         b. Withdrawal from Cash Collateral Account                                            $       394,029
         c. Total Available Funds                                                              $    25,121,422
     5.  Class A-5 Swap
         a. Payment Details
            1- Class A-5 Assumed Fixed Rate                                                           6.250000%
            2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                         0.0833333
            3- Class A-5 Interest Rate (Libor + .125%)                                                5.531250%
            4- Class A-5 Interest Rate Day Count(Actual/360)                                          0.0861111
            5- Class A-5 Principal Amount                                                      $    38,291,985
         b. Net Payment Calculation
            1- Class A-5 Assumed Fixed Payment                                                 $       199,437
            2- Class A-5  Interest Payment                                                     $       182,386
            3- Net Class A-5 Swap Payment From/(To) the Trust                                  $        17,052


     6.  Application of Available Funds

-----------------------------------------------------------------------------------------------
            Item                                    Amount          Remaining Available Funds
-----------------------------------------------------------------------------------------------
a. Total Available Funds                                                    25,121,422
b. Servicing Fee                                     492,466                24,628,956
c. Interest on Notes:
   i)   Class A-1 Notes                                 --                  24,628,956
   ii)  Class A-2 Notes                                 --                  24,628,956
   iii) Class A-3 Notes                              413,732                24,215,223
   iv)  Class A-4 Notes                            1,347,408                22,867,815
   v)   Class A-5 Swap Net Settlem                    17,052                22,850,763
   vi)  Class A-5 Notes                              182,386                22,668,378
   vii) Class B Notes                                369,908                22,298,470
   vii) Class C Funding Account                      185,814                22,112,656
d. Principal on Notes:
   i)   Class A-1 Notes                                 --                  22,112,656
   ii)  Class A-2 Notes                                 --                  22,112,656
   iii) Class A-3 Notes                           19,888,064                 2,224,592
   iv)  Class A-4 Notes                                 --                   2,224,592
   v)   Class A-5 Notes                            2,224,592                      --
   vi)  Class B Notes                                   --                        --
   VII) CLASS C FUNDING ACCOUNT                         --                        --
e. Deposit to Cash                                      --                        --
   Collateral Account
f. Amount to be applied in                              --                        --
   accordance with CCA
   Loan Agreement
g. Balance, if any, to Equity Certificates              --                        --


     7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account

    Collection Period                                     August-99         September-99     October-99
    Beginning Balance                                         0                185,814        371,628
    Principal Deposited                                       0                   0              0
    Interest Deposited                                    185,814             185,814         185,814
    ------------------                                    --------            --------        -------
    Total Amount Available for Distribution                185,814             371,628        557,442
    Amount Distributed                                       0                   0            557,442
    ------------------                                       --                  --           -------
    Ending Balance                                         185,814             371,628           0




     8.  Quarterly Application of Available funds in the Class C Funding Account


------------------------------------------------------------------------------------------------
   Item                                    AMOUNT           Remaining Available Funds
------------------------------------------------------------------------------------------------
a. Total Available Funds                                             557,442
b. Interest to Class C Note Holders        557,442                      0
c. Principal to Class C Note Holders          0                         0


       III. Information Regarding the Cash Collateral Account

     1.  Balance Reconciliation

        -------------------------------------------------------------------------------------------------------------------------
                                                                                     November 15, 1999
                            Item                                                        Payment Date
        -------------------------------------------------------------------------------------------------------------------------
        a. Available Cash Collateral Amount (Beginning)                              $   51,097,486
        b. Deposits to Cash Collateral Account (II.5(f))                             $          -
        c. Withdrawals from Cash Collateral Account                                  $      394,029
        d. Releases of Cash Collateral Account Surplus                               $      218,728
           (Excess, if any of (a) plus (b) minus (c) over (f))
        e. Available Cash Collateral Amount (End)                                    $   50,484,729
           (Sum of (a) plus (b) minus (c) minus (d))
        f. Requisite Cash Collateral Amount                                          $   50,484,729
        g. Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))       $          -
    2.     Calculation of Requisite Cash Collateral Amount
        a. For Payment Dates from, and including, the
           December  1997 Payment Date  to,
           and including, the December 1998 Payment Date
           1) Initial Cash Collateral Amount                                         $   83,153,171
        b. For Payment Dates from, and including, the
           November 1998 Payment Date until
            the Final Payment Date, the sum of
           1) 8.5% of the Contract Pool Principal Balance                            $   38,204,350
           2) The Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance less the                              $   12,280,379
            Contract Pool Principal Balance
           3) Total ((1) plus (2))                                                   $   50,484,729
        c. Floor equal to the lesser of
            1) 2% of Cut-Off Date Contract Pool Principal                            $   22,938,806
           Balance ($22,938,806); and
           2) the Aggregate Principal Balance of the Notes                           $  461,743,322
        d. Requisite Cash Collateral Amount                                          $   50,484,729

    3.     Calculation of Cash Collateral Account Withdrawals
        a. Interest Shortfalls                                                       $          -
        b. Principal Deficiency Amount                                               $      394,029
        c. Principal Payable at Stated Maturity Date of                              $          -
           Class of Notes or Equity Certificates
        d. Total Cash Collateral Account Withdrawals                                        394,029


 IV. Information Regarding Distributions on Securities

   -------------------------------------------------------------------------------------------------------------------------------
                   Distribution        Class A-1           Class A-2                  Class A-3              Class A-4
                     Amounts             Notes               Notes                      Notes                  Notes
   -------------------------------------------------------------------------------------------------------------------------------
   1. Interest Due                  $             -      $              -       $         413,732        $       1,347,408
   2. Interest Paid                 $             -      $              -       $         413,732        $       1,347,408
   3. Interest Shortfall            $             -      $              -       $             -          $             -
   ((1) minus (2))
   4. Principal Due                 $             -      $              -       $      19,888,064        $             -
   5. Principal Paid                $             -      $              -       $      19,888,064        $             -
   6. Total Distribution Amount     $             -      $              0       $      20,301,796        $       1,347,408
   ((2) plus (4))



   -------------------------------------------------------------------------------------------------------------------------------
                    Distribution       Class A-5                 Class B             Class C
                      Amounts            Notes                    Notes               Notes                  Totals
   -------------------------------------------------------------------------------------------------------------------------------
   1. Interest Due                     $     182,386        $       369,908     $         557,442       $       2,870,876
   2. Interest Paid                    $     182,386        $       369,908     $         557,442       $       2,870,876
   3. Interest Shortfall               $         -          $           -       $             -         $             -
   ((1) minus (2))
   4. Principal Due                    $   2,224,592        $           -       $             -         $      22,112,656
   5. Principal Paid                   $   2,224,592        $           -       $             -         $      22,112,656
   6. Total Distribution Amount        $   2,406,977        $       369,908     $         557,442       $      24,983,532
   ((2) plus (4))


 V.  Information Regarding Other Pool Characteristics

      -------------------------------------------------------------------------------------------
                                                 As of End of             As of End of
                  Item                            October-99              September-99
                                               Collection Period        Collection Period
      -------------------------------------------------------------------------------------------
  1.  Original Contract Characteristics
      a. Original Number of Contracts                75,651                    N.A.
      b. Cut-Off Date Contract Pool              $1,146,940,285                N.A.
         Principal Balance
      c. Original Weighted Average                    46.6                     N.A.
          Remaining Term (in months)
      d. Weighted Average Original Term               53.7                     N.A.
         (in months)
  2.  Current Contract Characteristics
      a. Number of Contracts                         50,760                   53,086
      b. Average Contract Principal Balance          $8,855                   $8,906
      c. Weighted Average Remaining Term              29.1                     29.8


 VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule


 -----------------------------------------------------------
 Payment Date                            Since Issue
    Period                                   CPR
 -----------------------------------------------------------
       1           December-97             -0.436%
       2            January-98             5.709%
       3           February-98             6.693%
       4             March-98              6.904%
       5             April-98              7.280%
       6              May-98               7.462%
       7             June-98               6.903%
       8             July-98               7.298%
       9            August-98              7.115%
      10           September-98            7.118%
      11            October-98             6.694%
      12           November-98             6.643%
      13           December-98             7.065%
      14            January-99             7.152%
      15           February-99             7.261%
      16             March-99              7.336%
      17             April-99              7.666%
      18              May-99               7.937%
      19              June-99              7.515%
      20              July-99              7.873%
      21             August-99             7.940%
      22           September-99            7.956%
      23            October-99             7.776%
      24            November-99            7.545%

 VII. Purchased, Liquidated and Paid Contracts
      A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate


   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust
  Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on November 15, 1999

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T Capital Corporation

                            Michel Beland
                            Michel Beland
                            Senior Vice President, Financial Reporting